EXHIBIT 12

CERTIFICATION

I, Dimitris Lois, certify that:

1.              I have reviewed this annual report on Form 20-F of Coca- Cola HBC AG;

2.              Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.              Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Coca-Cola HBC AG as of, and for, the periods presented in this annual report;

4.              The Chief Financial Officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Coca-Cola HBC AG and have:

a.              Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Coca-Cola HBC AG, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b.              Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.               Evaluated the effectiveness of Coca-Cola HBC AG’s disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this annual report based on such evaluation; and

d.              Disclosed in this annual report any change in Coca-Cola HBC AG’s internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, Coca-Cola HBC AG’s internal control over financial reporting; and

5.              The Chief Financial Officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Coca-Cola HBC AG’s auditors and the audit committee of Coca-Cola HBC AG’s Boards of Directors (or persons performing the equivalent functions):

a.              All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Coca-Cola HBC AG’s ability to record, process, summarize and report financial information; and

b.              Any fraud, whether or not material, that involves management or other employees who have a significant role in Coca-Cola HBC AG’s internal control over financial reporting.

Date: March 31, 2014

	By:	/s/ DIMITRIS LOIS
		Name:	Dimitris Lois
		Title:	Chief Executive Officer
Coca-Cola HBC AG

CERTIFICATION

I, Michalis Imellos, certify that:

1.              I have reviewed this annual report on Form 20-F of Coca- Cola HBC AG;

2.              Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.              Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Coca-Cola HBC AG as of, and for, the periods presented in this annual report;

4.              The Chief Executive Officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Coca-Cola HBC AG and have:

a.              Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Coca-Cola HBC AG, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b.              Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.               Evaluated the effectiveness of Coca-Cola HBC AG’s disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this annual report based on such evaluation; and

d.              Disclosed in this annual report any change in Coca-Cola HBC AG’s internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, Coca-Cola HBC AG’s internal control over financial reporting; and

5.              The Chief Executive Officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Coca-Cola HBC AG’s auditors and the audit committee of Coca-Cola HBC AG’s Boards of Directors (or persons performing the equivalent functions):

a.              All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Coca-Cola HBC AG’s ability to record, process, summarize and report financial information; and

b.              Any fraud, whether or not material, that involves management or other employees who have a significant role in Coca-Cola HBC AG’s internal control over financial reporting.

Date: March 31, 2014

	By:	/s/ MICHALIS IMELLOS
		Name:	Michalis Imellos
		Title:	Chief Financial Officer
Coca-Cola HBC AG